OUR NEW QUEST
Grounded in Today's Realities While Building for the Future
Steve Rusckowski President and Chief Executive Officer

Safe Harbor Disclosure

This presentation may contain forward-looking statements.
Readers are cautioned not to place undue reliance on
forward-looking statements, which speak only as of the date
that they are made and which reflect management's current
estimates, projections, expectations or beliefs and which
involve risks and uncertainties that could cause actual
results and outcomes to be materially different. Risks and
uncertainties that may affect the future results of the
company include, but are not limited to, adverse results
from pending or future government investigations, lawsuits
or private actions, the competitive environment, changes in
government regulations, changing relationships with
customers, payers, suppliers and strategic partners and
other factors discussed in "Business," "Risk Factors,"
"Cautionary Factors that May Affect Future Results," "Legal
Proceedings," "Management's Discussion and Analysis of
Financial Condition and Results of Operations," and
"Quantitative and Qualitative Disclosures About Market Risk"
in the company's 2011 Annual Report on Form 10-K and
"Management's Discussion and Analysis of Financial Condition
and Results of Operations," "Quantitative and Qualitative
Disclosures About Market Risk," and "Risk Factors" in the
company's Quarterly Reports on Form 10-Q and other items
throughout the Form 10-K and the company's 2012 Quarterly
Reports on Form 10-Q and Current Reports on Form 8-K.

our new QUEST

Quest Diagnostics
o A high quality company with an opportunity to improve
performance
- Strong reputation
- Many capabilities to leverage
- Solid foundation to build upon
o Focused on restoring growth and driving operational
excellence in our core business
o Strengthening the management team and structure to enable
superb, sustainable execution
o Deliver shareholder value through a combination of earnings growth and disciplined capital deployment

our new QUEST

Agenda

o Market Perspective
o New Vision, Goals and Strategy
o Drive Operational Excellence
o Restore Growth
o Deliver Disciplined Capital Deployment

our new QUEST

U.S. Diagnostic Testing Represents a Small Cost but Drives
a Disproportionate Impact on Healthcare

2012 Health Consumption Expenditures $2.4T
Lab $72B (3%)
Hospital (36%)
Professional Services (29%)
Other (16%)
Prescriptions (12%)
Other Medical Products(4%)
Laboratory Testing makes up only 3% of health consumption expenditures

Increasing  Role of Diagnostics
o Diagnostic testing has an increasingly important seat at the table in delivering lower cost, higher quality healthcare
o Trend towards more precision medicine and disease-oriented, personalized healthcare will strengthen the value we bring
to the market

Source:  CMS, Thomson Reuters, Quest Diagnostics analysis
* Excludes healthcare expenditures related to administration
(government and private), government funded public health
activities, government-funded research, and investments in
structures and equipment.

our new QUEST

U.S. Diagnostic Testing Market is Large and Growing

2 Distinct Segments in a $72B Market
"Four walls of the hospital"
Hospital Services Addressable Market
$28B (39%)
1 Outpatient $8B (11%)
2 Inpatient $20B (28%)
"Outside the Four Walls"
Ambulatory Physician Services
Addressable Market
$44B  (61%)
3 Hospital Outreach $14B (20%)
4 Independent Labs $24B (34%)
5 POLs $3B (3%)
6 Other $3B (4%)

Market Characteristics
o Market has been growing on average 4% per year over the
past four years
o Hospital outreach has been picking up share in both volume and value - benefiting from higher price points
o The Industry will benefit from the Affordable Care Act
starting in 2014
o Hospitals will, in the near-term, continue to benefit but
will be under increased price pressure and payment reform
pressure
o The market will continue to grow at approximately 4%

our new QUEST

We Operate in a Highly Fragmented Market

Total U.S. Lab Market
61%
DGX 9%
Hospital-Outpatient 11%
Hospital-Inpatient 28%
Outside the Hospital 52%
Total = $72B

"Outside the Hospital" Lab Segment
55%
Other 6%
POL 6%
Hospital Outreach 33%
DGX 13%
Independent Labs 42%
Total = $44B

Independent Lab Segment
Tier 2 Labs 10%
Niche Labs 8%
Small Independent Labs 39%
LH 19%
DGX 24%
43%
Total = $24B

our new QUEST

Forces at Work in the Industry

Volume
o Organic growth (population/utilization)
o More insured lives
o Growth in esoteric testing

Reimbursement
o Government and commercial pricing pressure
o Shift from FFS to capitation
o Growth in exchanges and Medicaid

Stakeholder Dynamics
o Physician acquisition by hospitals
o ACO formation/payor consolidation
o Changes in benefit design

Technology Evolution
o Advances in genomics and proteomics
o Focus on disease-oriented approach to diagnostics,
treatment and management
o Advances in clinical decision support

our new QUEST

Trends Contributing to Industry Growth Opportunities

Esoteric growth through disease focus
Esoteric solutions combined with routine testing across
continuum of care

Hospital Dynamics Related to Lab Services
Hospital acquisition of physician practices
Hospitals and ACOs turn to partners to manage lab spend
Hospital
Payors pressure hospital reimbursement
Hospitals view labs as cost centers requiring investment
Strategic partnership opportunities will increase as
hospitals become incented to relax the need to control their labs

our new QUEST

Agenda

o Market Perspective
o New Vision, Goals and Strategy
o Drive Operational Excellence
o Restore Growth
o Deliver Disciplined Capital Deployment

our new QUEST

We Have Launched a Refresh of our Vision, Goals and Culture

Our new vision
o Empowering better health with diagnostic insights

Values
o Quality, Integrity, Accountability, Collaboration,
Innovation, Leadership

Aspirational goals
o A healthier world
- Help more people
- Deliver innovative insights
- Make health information easy to access
o Build a valuable company
- Grow profitably
- Expand ROIC
- Deliver superior shareholder returns

Communications Campaign
o Create an inspiring place to work
- Improve employee engagement and inclusion
- Broaden community impact
- Become employer of choice

our new QUEST

Our 5 Point Strategy

1 Refocus: Refocus on diagnostic information services
2 Drive: Drive operational excellence
3 Restore: Restore Growth
4 Simplify: Simplify the organization to enable growth and
productivity
5 Deliver: Deliver disciplined capital deployment and
strategically aligned accretive acquisitions

our new QUEST

1 Refocus on Diagnostic Information Services

We Conducted a Thorough Portfolio Review to Evaluate all
Assets to Ensure Strong Strategic Fit

Retain and Improve Performance
o Pathology services, including AmeriPath
- Core to our future
- Focus on improving performance
o Celera
- Complete integration of Berkeley Heart Lab
- Leverage content from discovery capabilities
o International
- Small but growing rapidly and profitable
- Continue to grow by leveraging U.S.-based capabilities and assets

Evaluate Options
o Celera drug assets
- Financial assets
- Continue to actively review a full range of alternatives
- Focus on maximizing value in a risk-appropriate way
o Hemocue and Celera products businesses
- Explore strategic options
o EHR business
- Refocus on small, independent physician practices
- Pursue partnerships with top EHR vendors to jointly
strengthen our value proposition

our new QUEST

2 Drive Operational Excellence

o Focus on four strategic imperatives
- Enterprise IT architecture
- End-to-end customer value chain
- Business performance tools
- Cost excellence - Invigorate

o Invigorate goal
- Deliver $500M in savings in 2014 compared to 2011 baseline
- Increase goal to $600M run-rate savings exiting 2014

our new QUEST

3 Restore Growth

Seven Growth Themes

Near - Term  Focus
1 Sales and Marketing Excellence
2 Grow Esoteric through our Disease Focus
3 Partner with Hospitals and IDNs
4 Succeed Internationally

Long - Term  Focus
5 Create Value from Information Assets
6 Lead in Companion Diagnostics
7 Extend in Adjacent Markets

our new QUEST

4 Simplify the Organization
Diagnostic Information Services

BEFORE
Business 1
Business 2
Business 3
Business 4
Business 5

NEW
Value Creation
Value Delivery
General Management
Science & Innovation
Sales & Marketing
Strategic Marketing
Operations
Support Functions

our new QUEST

4 Simplify the Organization
Steve Rusckowski President and CEO

Value Creation
Value Delivery
Jay Wohlgemuth MD SVP Science and Innovation
Cathy Doherty SVP Business Lines
Everett Cunningham SVP Commercial
John Haydon SVP Operations
Diagnostic Information Services

Kathy Ordonez SVP
Diagnostic Solutions

Bob Hagemann SVP & CFO
Dermot Shorten VP Strategy & Ventures
Jon Cohen MD SVP & CMO
Tim Sharpe VP Compliance
Mike Prevoznik SVP & General Counsel
Gary Samuels VP Communications
Jeff Shuman SVP Human Resources
Open VP International

our new QUEST

5 Deliver Disciplined Capital Deployment and Strategically
Aligned Accretive Acquisitions

o Restore growth
- Sales and marketing excellence
- Esoteric testing with disease state focus
- Strategic hospital/IDN partnerships

o Drive operational excellence
- Expand margins through Invigorate
- Realize significant operating leverage upon restoration of growth

o Increase value for shareholders
- Improve operating performance and deliver disciplined
capital deployment
- Quarterly dividend increased from $0.17 to $0.30 per
share, a 76% increase, 3 fold increase since 2011

our new QUEST